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                                                                    Exhibit 10.2


                                    FORM OF
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                             TAX SHARING AGREEMENT
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     TAX SHARING AGREEMENT (the "Agreement") dated as of _____________________,
19____, between Nationwide Mutual Insurance Company, an Ohio mutual company ("Nationwide") and any corporation that may hereafter be a subsidiary of Nationwide and become a party hereto as contemplated by Section 8 hereof (collectively, the "Subsidiaries").

     Nationwide and the Subsidiaries are members of an affiliated group of corporations as defined in Section 1504 of the Internal Revenue Code of 1986, as amended (the "Code"), of which Nationwide is the common parent. Such affiliated group of corporations is referred to herein as the "Group." The Group files consolidated federal income tax returns pursuant to Sections 1501 et seq. of the
                                                                  -- ----
Code. In addition, members of the Group may be eligible to file consolidated or combined state or local income or franchise tax returns. Nationwide and the Subsidiaries desire to allocate among themselves the benefits and burdens which arise from filing of such consolidated or combined tax returns and, accordingly, hereby agree as follows:

     Section 1.  Definitions.  As used herein, the following terms shall have
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the following meanings (all terms defined in this Section 1 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):
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     "Includible Corporation" shall mean, with respect to any entity, any
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corporation that is a subsidiary of such entity and that now or in the future qualifies under Section 1501 et seq. of the Code as an includible corporation of
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an affiliated group of corporations of which such entity is the parent.

     "Obligor" shall mean, individually, Nationwide and each of the Subsidiaries
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that is or becomes a party hereto.

     "Tax Year" shall mean each year or other period during which the
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Subsidiaries are included in a consolidated federal income tax return with
Nationwide.

     In addition, for purposes of this Agreement, the "federal income tax
                                                       ------------------
liability" or "federal income tax refund" for any Tax Year shall be the amount
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of such liability or refund calculated under Section 1552(a)(2) and Regulation
1.1502-33(d)(3) (the Percentage Method, using 100%), but without regard to the provisions of Section 55 of the Code.

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     Section 2.  Representations and Warranties.  Each Obligor hereby
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represents and warrants to each other Obligor that:

     (a) Such Obligor is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

     (b) None of the execution and delivery of this Agreement, the consummation of the transaction herein contemplated or compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, the charter Bylaws, Code of Regulations or Articles of Incorporation of such Obligor, or, to the best knowledge of such Obligor, any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which such Obligor is a party or by which such Obligor is bound or to which such Obligor is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any lien on any of the revenues or assets of such Obligor pursuant to the terms of any such agreement or instrument.

     (c) Such Obligor has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by such Obligor of this Agreement have been duly authorized by all necessary corporate action on its part; and this Agreement has been duly and validly executed and delivered by such Obligor and constitutes its legal, valid and binding obligation, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization , moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and
(b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (d) No authorizations, approvals or consents of, and no filing or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by such Obligor of this Agreement or for the validity or enforceability hereof, or such authorizations, approvals, consents, filings or registrations have been obtained or made.

     Section 3.  Consolidated Tax Returns.  Nationwide will file a consolidated
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federal income tax return for all taxable periods.  Nationwide and the
Subsidiaries agree to file such consents, elections and other documents and to take such other action as may be necessary or appropriate to carry out the purposes of this Section 3. Nationwide will timely pay the Group's federal income tax liability for each Tax Year.

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     Section 4.  Payment of Tax Liability.  For each Tax Year, each Subsidiary
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will pay to Nationwide an amount equal to the federal income tax liability attributable to such Subsidiary for such Tax Year within thirty (30) days of notification.

     Section 5.  Estimated Taxes.  If in any Tax Year Nationwide believes in
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good faith that any Subsidiary will be obligated to make payment to Nationwide pursuant to Section 4 hereof in respect of such Tax Year, such Subsidiary shall pay to Nationwide such amounts as would be necessary to make estimated payments in respect of its federal income tax liability, if any, that the Subsidiary will be obligated to pay under Section 4 hereof. Nationwide shall calculate the amount of the payments to be made by the Subsidiary pursuant to this Section 5 in a manner consistent with the conventions used by Nationwide to compute its estimated tax, and shall provide the Subsidiary with at least 10 days' notice of the amount due. Estimated payments will be made by the Subsidiary to Nationwide prior to the due date of the corresponding estimated payments by Nationwide, even if no such payment by Nationwide is required at that time.

     If, following the filing of the Group's federal income tax return for any Tax Year, it shall be determined that the actual payments required to be made by each Subsidiary pursuant to Section 4 hereof in respect of such Tax Year shall not be equal to the estimated payments made pursuant to this Section 5, then each Subsidiary and Nationwide shall make such adjustments of payments between themselves in such amounts as shall be necessary so that the payments actually made by such Subsidiary to Nationwide in respect of such Tax Year shall be equal to the amounts that should have been paid in respect of such Tax Year pursuant to Section 4.

     Section 6.  Refunds.  If, on the basis of the computation made by
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Nationwide in accordance with Section 4 hereof, any Subsidiary would have been entitled to a refund of federal income taxes had such Subsidiary filed a separate return taking into account all facts in existence at the time of such determination, and excluding any tax attributes of the Subsidiary which have been utilized by the Group and for which the Subsidiary has been compensated, Nationwide shall pay such Subsidiary the amount of that refund at the time that, if a refund is applied for, the Internal Revenue Service makes the refund and, if a refund has not been applied for, at the time the Internal Revenue Service would have made the refund had it been timely applied for.

     Section 7.  Redeterminations.  In the event of any adjustment to the tax
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return of the Group as filed (by reason of an amended return, claim for refund or an audit by the Internal Revenue Service), the liability of Nationwide and the Subsidiaries shall be redetermined to give effect to any such adjustment as if it had been made as part of the original computation of tax liability. Payments shall be made promptly before any corresponding payments to the Internal Revenue Service or promptly after the receipt of any refund from the Internal Revenue Service. Any payments shall include interest and penalties equal to the amounts actually paid to, or received from, the Internal Revenue Service with respect to the redetermination of tax liabilities. Nationwide shall calculate the amounts of any such payments and shall give the Subsidiaries at least 10 days' notice of any amounts payable by the Subsidiaries.

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     Section 8.  Future Subsidiaries.  Nationwide and the Subsidiaries agree to
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cause any corporation that in the future will qualify as an Includible
Corporation of Nationwide, to become a party hereto as an additional "Subsidiary" hereunder.

     Section 9.  Administrative Matters.
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     9.01 Information.  The Subsidiaries shall provide Nationwide with such
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information as Nationwide may need in connection with the preparation of federal income tax returns for the Group. Nationwide shall prepare, or have prepared at its expense, the federal consolidated income tax returns of the Group, and Nationwide and the Subsidiaries shall cooperate with each other in the preparation of such federal income returns.

     9.02 Audits.  Nationwide shall act as agent for the Subsidiaries in the
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event of any audit of Nationwide's federal consolidated income tax returns and in any administrative or judicial proceedings with respect to those returns. Nationwide and the Subsidiaries shall cooperate with each other in such audits, administrative or judicial proceedings.

     9.03 Consent to Settlements.  Nationwide shall inform each Subsidiary of
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any audits, administrative or judicial proceedings that may affect the tax liability of the Subsidiaries. Nationwide shall not settle any such issues without the Subsidiaries' consent, which consent may not be unreasonably withheld.

     Section 10.  State and Local Taxes.   If Nationwide and any Subsidiaries of
                  ---------------------
Nationwide, are eligible, but not required, to file consolidated or combined state or local income or franchise tax returns for any Tax Year, Nationwide shall determine, in its sole discretion, whether to file any such return for such Tax Year. In the event that Nationwide shall elect for any Tax Year so to file consolidated or combined state or local income or franchise tax returns (or in the event that Nationwide shall be required to file such returns), each Subsidiary shall pay to Nationwide an amount equal to the amount of state or local income or franchise tax for such Tax Year that such Subsidiary would pay as a separate corporation. Nationwide shall pay to each Subsidiary the amount of any refunds such Subsidiary would have received from any state or local authority had it filed separate returns for such Tax Year. Principles analogous to those applicable to computations, payments, refunds, elections and adjustments for federal income taxes provided for in this Agreement shall apply to such state and local income and franchise taxes.

     Section 11.  State Insurance Regulation.  In the event any state
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shall require a different procedure with respect to the payment of the federal or state tax liability of a member of the Group for the purposes of regulating insurance companies, such other method shall be utilized with respect to the members of the Group affected thereby.

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     Section 12.  Ratification.  Notwithstanding any prior agreement of the
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parties, or any prior decision of Nationwide or the Subsidiaries, the actions of the officers and employees of the parties which have been taken prior to the date of this agreement concerning the allocation and payment of federal, state and local tax liability are hereby ratified and affirmed, and the parties agree to be bound by such actions.

     Section 13.  Miscellaneous.
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     13.01  Notices.  All notices hereunder shall be in writing and telecopied
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or delivered to the intended recipient at its "Address for Notices" specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to each other party, provided that notices to any Subsidiary shall be given to such Subsidiary at the "Address for Notices". Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

     13.02  Governing Law.  This Agreement shall be governed by, and construed
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in accordance with, the law of the State of Ohio.

     13.03  Waivers, Etc.  The terms of this Agreement may be waived, altered or
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amended only by an instrument in writing duly executed by Nationwide and the
Subsidiaries. Any such amendment or waiver shall be binding upon Nationwide and the Subsidiaries.

     13.04  Successors and Assigns.  This Agreement shall be binding upon and
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inure to the benefit of the respective successors and assigns of Nationwide and the Subsidiaries.

     13.05  Counterparts; Integration.  This Agreement may be executed in any
            -------------------------
number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understanding, oral or written, relating to the subject matter hereof.

     13.06  Number.  Unless otherwise provided, all references in the Agreement
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that are in the singular shall be construed to include the plural, and all references in the plural shall be construed to include the singular.

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     IN WITNESS WHEREOF, the parties hereto have caused this Tax Sharing
Agreement to be duly executed and delivered as of the day and year first written above.


                                          ____________________________________


                                          By:__________________________________

                                          Its:__________________________________


                                          Address for Notices:

                                          _____________________________________
                                          _____________________________________
                                          _____________________________________
                                          Attention:___________________________

                                          Telephone No.________________________
                                          Facsimile No.________________________


                                          By:__________________________________

                                          Its:__________________________________


                                          Address for Notices:

                                          _____________________________________
                                          _____________________________________
                                          _____________________________________
                                          Attention:___________________________

                                          Telephone No.________________________
                                          Facsimile No.________________________



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